                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant |X|
     Filed by a Party other than the Registrant      |_|

     Check the appropriate box:
     |_| Preliminary Proxy Statement
                                       |_|  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
     |X| Definitive Proxy Statement
     |_| Definitive Additional Materials
     |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          STRONGHOLD TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
-------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
     |X| No fee required.
     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     |_| Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

-------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement no.:

-------------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

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


                          STRONGHOLD TECHNOLOGIES, INC.
                                 106 ALLEN ROAD
                         BASKING RIDGE, NEW JERSEY 07920



To Our Stockholders:

         You are most cordially invited to attend the 2003 Annual Meeting of Stockholders of Stronghold Technologies, Inc. at 9:00 A.M., local time, on July 22, 2003, at the Company's principal executive offices at 106 Allen Road, Basking Ridge, New Jersey 07920.

         The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

         It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

         Thank you for your continued support.


                               Sincerely,




                               /s/ Christopher J. Carey
                               -------------------------------------
                               Christopher J. Carey
                               President and Chief Executive Officer

                          STRONGHOLD TECHNOLOGIES, INC.
                                 106 ALLEN ROAD
                         BASKING RIDGE, NEW JERSEY 07920


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 22, 2003

         The Annual Meeting of Stockholders (the "Meeting") of Stronghold Technologies, Inc., a Nevada corporation (the "Company"), will be held at the Company's principal executive offices at 106 Allen Road, Basking Ridge,, New Jersey, on July 22, 2003, at 9:00 A.M., local time, for the following purposes:

(1) To elect five Directors to serve until the next Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To amend the Company's 2002 Stock Incentive Plan to increase the maximum aggregate number of shares of common stock, $0.0001 par value (the "Common Stock"), available for issuance thereunder from 300,000 to 1,600,000 shares and to reserve an additional 1,300,000 shares of common stock for issuance in connection with such increase for restricted stock awards to be granted under the 2002 Stock Incentive Plan;

(3) To amend the Company's 2002 California Stock Incentive Plan to increase the maximum aggregate number of shares of Common Stock available for issuance thereunder from 100,000 to 200,000 shares and to reserve an additional 100,000 shares of Common Stock for issuance in connection with such increase for restricted stock awards to be granted under the 2002 California Stock Incentive Plan;

(4) To ratify the appointment of Rothstein, Kass & Company, P.C. as independent auditors for the year ending December 31, 2003; and

(5) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

         Holders of the Company's Common Stock, Series A $1.50 Convertible Preferred Stock and Series B $0.90 Convertible Preferred Stock of record at the close of business on June 12, 2003, are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 106 Allen Road, Basking Ridge, New Jersey for a period of 10 days prior to the Meeting and will be available for examination at the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                      By Order of the Board of Directors


                                      /s/ Christopher J. Carey
                                      -------------------------------------
                                      Christopher J. Carey
                                      Secretary

Basking Ridge, New Jersey
June 23, 2003

       THE COMPANY'S 2002 ANNUAL REPORT ACCOMPANIES THIS PROXY STATEMENT.

                          STRONGHOLD TECHNOLOGIES, INC.
                                 106 ALLEN ROAD
                         BASKING RIDGE, NEW JERSEY 07920

-------------------------------------------------------------------------------
                                 PROXY STATEMENT
-------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Stronghold Technologies, Inc. (the "Company") of proxies to be voted at the Meeting of Stockholders of the Company to be held on July 22, 2003 (the "Meeting"), at the Company's executive offices at 106 Allen Road, Basking Ridge, New Jersey, at 9:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of our common stock, $0.0001 par value per share ("Common Stock"), Series A $1.50 Convertible Preferred Stock, $0.0001 par value per share ("Series A Preferred") and Series B $0.90 Convertible Preferred Stock, $0.0001 par value per share ("Series B Preferred"), as of the close of business on June 12, 2003 ("Record Date"), will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 10,460,333 shares of our Common Stock issued and outstanding and entitled to vote, 2,002,750 shares of our Series A Preferred issued and outstanding and entitled to vote and 2,444,444 shares of our Series B Preferred issued and outstanding and entitled to vote. Such shares of Series A Preferred were, as of the Record Date, convertible into 2,002,750 shares of Common Stock and such shares of Series B Preferred were, as of the Record Date, convertible into 2,444,444 shares of Common Stock. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting. Each share of Series A Preferred and Series B Preferred is entitled to one vote per share on any matter presented at the Meeting, on an as converted to Common Stock basis. The aggregate number of Common Stock votes entitled to be cast at the Meeting is 14,907,527, including the 4,447,194 shares underlying the Series A Preferred and Series B Preferred to be voted on an as converted to Common Stock basis. The holders of all classes of stock will vote as a single class for all proposals generally.

         If proxies in the accompanying form are properly executed and returned, the shares of Common Stock, Series A Preferred and Series B Preferred represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock, Series A Preferred and Series B Preferred represented by the proxies will be voted: (i) FOR the election of the five nominees named below as Directors; (ii) FOR the proposal to amend our 2002 Stock Incentive Plan to increase the maximum aggregate number of shares of Common Stock available for issuance thereunder from 300,000 to 1,600,000 shares and to reserve an additional 1,300,000 shares of our Common Stock for issuance in connection with such increase for restricted stock awards to be granted under the 2002 Stock Incentive Plan; (iii) FOR the proposal to amend our 2002 California Stock Incentive Plan to increase the maximum aggregate number of shares of Common Stock available for issuance thereunder from 100,000 to 200,000 shares and to reserve an additional 100,000 shares of our Common Stock for issuance in connection with such increase for restricted stock awards to be granted under the 2002 California Stock Incentive Plan; (iv) FOR the ratification of the appointment of Rothstein, Kass & Company, P.C., as independent auditors for the year ending December 31, 2003; and (v) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not revoke the appointment.

         The presence, in person or by proxy, of holders of shares of Common Stock, including the shares of Common Stock underlying the Series A Preferred and Series B Preferred, to be voted on an as converted to Common Stock basis, in the aggregate, having a majority of the votes entitled to be cast by such holders at the Meeting, shall constitute a quorum with respect to all matters except for the election of Directors. The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting, including the shares of Common Stock underlying the Series A Preferred and Series B Preferred to be voted on an as converted to Common Stock basis, is required for the election of Directors, provided a quorum of such stockholders is present in person or by proxy. Provided a quorum is present in person or by proxy, all other actions proposed herein, other than the election of Directors, may be taken upon the affirmative vote of stockholders possessing a majority of the requisite voting power represented at the Meeting, unless otherwise stated in this Proxy Statement.

         Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

         The Company was incorporated on September 8, 2000 in the State of Nevada, under the name TDT Development, Inc. On May 16, 2002, the Company acquired Stronghold Technologies, Inc., a New Jersey corporation (the "Predecessor Entity"), pursuant to a merger (the "Merger") of such entity into the Company's wholly-owned subsidiary, TDT Stronghold Acquisition Corp. ("Stronghold"). After the closing of the Merger, Stronghold, the survivor of the Merger, changed its name to Stronghold Technologies, Inc. and remains the Company's wholly-owned subsidiary. On July 11, 2002, the Company changed its name from TDT Development, Inc. to Stronghold Technologies, Inc. All references to "the Company" refer to the Company and to Stronghold, its wholly-owned subsidiary, since the consummation of the Merger in May 2002, unless otherwise noted.

         This Proxy Statement, together with the related proxy cards, is being mailed to the stockholders of the Company on or about June 23, 2003. The Annual Report to Stockholders of the Company for the fiscal year ended December 31, 2002 ("Fiscal 2002"), including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all stockholders of record as of June 12, 2003 at the Company's expense. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders can supply such materials to beneficial owners as of June 23, 2003.

                              ELECTION OF DIRECTORS

         At the Meeting, five (5) Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Meeting of Stockholders and until their successors shall have been elected and qualified.

         It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

         The following are the nominees for election to the Board of Directors and all are current members of the Board of Directors:


                                                         SERVED AS A                   POSITION WITH THE
NAME                                       AGE         DIRECTOR SINCE                       COMPANY
----                                       ---         --------------                       -------

Christopher J. Carey................       50               2002              President, Chief Executive Officer
                                                                                         and Director

Robert J. Corliss...................       49               2002                           Director

Robert Cox..........................       61               2002                           Director

William Lenahan.....................       51               2002                           Director

Luis Delahoz........................       42               2002                           Director


         The principal occupations and business experience, for at least the past five (5) years, of each Director and nominee is as follows:

         CHRISTOPHER J. CAREY has served as the President and Chief Executive Officer of the Company and a Director of the Company since May 2002. Mr. Carey is also the founder, President and Chief Executive Officer of Stronghold, the Company's wholly-owned subsidiary. Since founding Stronghold in 2000, Mr. Carey has set the strategic direction and corporate vision for Stronghold, drawing on over 25 years of experience building successful, technology-focused businesses. From 1976 until 1996, Mr. Carey was the President and Chief Executive Officer of Datatec Industries, Inc., which became North America's largest specialist in the rapid deployment of network and computing systems. After negotiating a merger with Glasgal Communications in 1996, Mr. Carey became the President of Datatec Systems, Inc., the combined entity until May 2002. Mr. Carey is currently a member of Board of Trustees of The Albert Dorman Honors College, New Jersey Institute of Technology, and a past Chairman of the New Jersey Chapter of the Young President's Organization.

         ROBERT J. CORLISS has been a Director of the Company since May 2002. Mr. Corliss has been, since 1998, the President and Chief Executive Officer of the Athlete's Foot Group, Inc., a privately owned, 800-store retail chain with operations in 50 countries. Since 1999, Mr. Corliss has been a member of the board of Kahala Corporation, a publicly traded franchising corporation dedicated to the design, development and marketing of quick service restaurants serving nutritious products. From 1996 until 1998, Mr. Corliss was the President and Chief Executive Officer of Infinity Sports, Inc., a manufacturer, distributor and licensor of athletic products primarily under the brand Bike Athletic. Prior to founding Infinity Sports, Inc., Mr. Corliss was the Chief Executive Officer and President of Hermann's Sporting Goods retail chain. Mr. Corliss is very active in the sporting goods industry and serves on the Board of Directors of The Athlete's Foot Group, Inc. He is on the Advisory Council for the Sporting Goods Manufacturers Association's recently announced Physical Education for Progress (P.E.P.) initiative. Additionally, Mr. Corliss serves as a Director and Executive Committee member of the National Retail Federation and the National Retail Foundation and serves on the Board of Directors for The World Federation of the Sporting Goods Industry. Mr. Corliss is also an Advisor for Emory University's Goizueta Business School.

         ROBERT COX has been a Director of the Company since May 2002. Mr. Cox is a retired business executive. From 1996 until 2000, Mr. Cox served as the President and a Director of Summit Bancorp, a $39 billion NJ bank holding company. Mr. Cox was the Chief Executive Officer of The Summit Bancorporation from 1994 until 1996, when Summit Bancorporation merged into UJB Financial. Mr. Cox is currently a member the Board of Trustees of NJ SEEDS, a statewide educational not-for-profit. Mr. Cox also sits on the Board of Directors of the Bay View Bank and the Bay View Capital Corporation in San Mateo, CA. Active in New Jersey's business and community service organizations, Mr. Cox is a former Chairman of the New Jersey Bankers Association (NJBA) and is an honorary Chairman of its Board of Directors.

         WILLIAM LENAHAN has been a Director of the Company since May 2002. Mr. Lenahan has been the Chief Executive Officer of KMC Telecom Holdings, Inc. since 2000. KMC is a $500 million nationwide provider of next generation telecommunications, including outsourcing services, consulting and financing for metro access and advanced voice, data and Internet services to business customers. Mr. Lenahan was the President and CEO of BellSouth Wireless Data (currently Cingular Wireless) from 1984 to 2000, responsible for financial performance and nationwide wireless data strategy for this division of BellSouth Corporation. Mr. Lenahan has served nearly 30 years in the information technology, telecommunications and data industries. He also presently serves on the Board of Directors of Broadbeam Corporation.

         LUIS DELAHOZ has been a Director of the Company since May 2002. Mr. Delahoz has been the President of Centra Industries, Inc., the principal operating subsidiary of RAKO Capital Corporation, since May 2003. From September 2001 to April 2003, Mr. Delahoz was the President and Chief Executive Officer of TWS International, Inc., a provider of consulting services to the telecommunications industry. From 1998 until 2001, Mr. Delahoz was the Executive Vice President of Client Soft, Inc., a provider of e-business solutions. In 1996, Mr. Delahoz co-founded TOC Global Communications, Inc., where he served as Vice President until 1998. Mr. Delahoz is a former member of the Board of Directors of TWS, Inc. and TWS International, Inc. Stanford Financial Group is the majority stockholder of TWS International, Inc. and is affiliated with Stanford Venture Capital Holdings, Inc. ("Stanford"), a major stockholder of the Company. In accordance with the Stockholders' Agreement dated May 16, 2003, by and among Stanford, Christopher J. Carey and Mary Carey, Stanford has the right to appoint one (1) Director. Luis Delahoz, one of the Company's outside Directors, is Stanford's representative on the Company's Board of Directors.

         None of the Company's Directors are related to any other Director or to any executive officer of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

         The Company's Board of Directors currently consists of Christopher J. Carey, who serves as Chairman, Robert J. Corliss, Robert Cox, Luis Delahoz and William Lenahan. The Company's By-Laws currently provide that the total number of Directors comprising its Board of Directors shall be such number as is fixed by its Board of Directors, but in no event less than one (1). The Company's Board of Directors has provided that its full Board of Directors shall be comprised of five (5) Directors.

         There were two (2) regular meetings of the Board of Directors during Fiscal 2002. During this period, each incumbent Director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a Director during 2002); and (ii) the total number of meetings held by all committees of the Board of Directors on which each such Director served (held during the period for which such person has been a Director and member of such committee during 2002).

         The  Board  of  Directors  has  three  (3)  standing  committees:   the
Compensation Committee, the Governance/Nominating Committee and the Audit Committee.

         COMPENSATION COMMITTEE. The Compensation Committee currently consists of Messrs. Lenahan, who serves as Chairman, Corliss, Cox and Delahoz. The Compensation Committee was created in July of 2002 and held two (2) meetings in Fiscal 2002. The Compensation Committee establishes the compensation policies applicable to our executive officers and administered the Company's 2000 Stock Option Plan, and currently administers and grants stock options pursuant to the Company's 2002 Stock Incentive Plan and the 2002 California Stock Incentive Plan.

         GOVERNANCE/NOMINATING COMMITTEE. The Governance/Nominating Committee currently consists of Messrs. Lenahan, who serves as Chairman, Corliss, Cox and Delahoz. The Governance/Nominating Committee was created in July of 2002 and held two (2) meetings in Fiscal 2002. The Governance/Nominating committee oversees Board of Directors procedures and nominates prospective members of the Board of Directors should a vacancy arise. The Governance/Nominating Committee will consider nominees for the Board of Directors suggested by stockholders whose names are submitted in writing to the Governance/Nominating Committee in care of the office of the Corporate Secretary of the Company.

         AUDIT COMMITTEE. The Audit Committee currently consists of Messrs. Lenahan, who serves as Chairman, Corliss, Cox and Delahoz. The Audit Committee was created in July of 2002 and held two (2) meetings in Fiscal 2002. The primary responsibilities of the Audit Committee include: (i) evaluating and recommending to the Board of Directors the engagement of the Company's independent auditors; (ii) reviewing the results of their audit findings; (iii) reviewing the Company's periodic reports filed with the Securities and Exchange Commission; and (iv) monitoring on a periodic basis the internal controls of the Company. Such responsibilities are more fully set forth in the Audit Committee Charter adopted by the Company on July 17, 2002, and is attached hereto as APPENDIX A.

         Each Audit Committee Member, with the exception of Mr. Delahoz, is an independent member of the Board of Directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. As an independent Director of the Company's Board of Directors, each Audit Committee Member, with the exception of Mr. Delahoz, is not an officer or employee of the Company or its subsidiaries or does not have a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. From September 2001 to April 2003, Mr. Delahoz was the President and Chief Executive Officer of TWS International, Inc. Stanford Financial Group is the majority stockholder of TWS International, Inc; and Stanford is a major stockholder of the Company. In accordance with the Stockholders' Agreement dated May 16, 2003, by and among Stanford, Christopher J. Carey and Mary Carey, Stanford has the right to appoint one (1) Director. Luis Delahoz, one of the Company's outside Directors, is Stanford's representative on the Company's Board of Directors.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee of the Company's Board of Directors is composed of four (4) members and acts under a written charter first adopted and approved in July of 2002. A copy of this charter is attached to this Proxy Statement as Appendix A. Each of the members of the Audit Committee, other than Mr. Delahoz, are independent Directors, as defined by its charter and the rules of the Nasdaq Stock Market. The Audit Committee held two (2) meetings during the fiscal year ended 2002.

         The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended 2002 and discussed these financial statements with the Company's management. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors, Rothstein, Kass & Company, P.C., are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles and for issuing a report on those financial statements. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting, financial and auditing personnel and the independent auditors, the following:

o the plan for, and the independent auditors' report on, each audit of the Company's financial statements;

o        the Company's financial disclosure  documents,  including all financial
         statements   and  reports  filed  with  the   Securities  and  Exchange
         Commission or sent to shareholders;

o        management's   selection,   application   and  disclosure  of  critical
         accounting policies; o changes in the Company's accounting practices, principles, controls or methodologies;

o significant developments or changes in accounting rules applicable to the Company; and

o the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

         The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Rothstein, Kass & Company, P.C., the Company's independent auditors. SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

o        methods to account for significant unusual transactions;

o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

o the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

         The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).
Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. The Audit Committee discussed with the independent auditors the matters disclosed in this letter and their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of the other, non-audit related services to the Company which are referred to in the section entitled "Independent Auditors' Fees and Other Matters", is compatible with maintaining such auditors' independence.

         Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended 2002.

                           By the Audit Committee of the Board of Directors of Stronghold Technologies, Inc.
                           (as currently constituted)

                           William Lenahan
                           Audit Committee Chairman

                           Robert J. Corliss
                           Audit Committee Member

                           Robert Cox
                           Audit Committee Member

                           Luis Delahoz
                           Audit Committee Member




COMPENSATION OF DIRECTORS

         No member of the Board of Directors has received any compensation in Fiscal 2002. Upon the initial election to the Board of Directors, each non-employee Director will receive an option grant to purchase 40,000 shares of Common Stock, which will vest 50% on each of the first and second anniversaries of the date of grant. In addition, each non-employee Director is granted, on an annual basis, an option to purchase 30,000 shares of Common Stock, which will vest 50% on each of the first and second anniversaries of the date of grant. All stock options granted to members of the Board of Directors will have an exercise price equal to the fair market value of the Common Stock on the date of grant. The Company also reimburses Directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and any meetings of its committees. The Company has not yet granted any of the foregoing options to the Board of Directors, but intends to do so as soon as reasonably practicable, provided the stockholders approve the proposal to amend the Company's 2002 Stock Incentive Plan to increase the maximum aggregate number of shares of Common Stock available for issuance thereunder.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Company is not subject to Section 16(a) of the Exchange Act because it is not subject to the reporting requirements of Section 12(g) of the Exchange Act.

                               EXECUTIVE OFFICERS

         The following table  identifies the current  executive  officers of the
Company:


                                                      CAPACITIES IN                      HELD POSITION
NAME                                          AGE     WHICH SERVED                       SINCE
----                                          ---     ------------                       -----

Christopher J. Carey(1)...............         50     President and Chief                2002
                                                      Executive Officer

Lenard Berger(2)......................         33     Chief Technology Officer           2002
                                                      and Vice President

James Cummiskey(3)....................         38     Former Vice President of           2002
                                                      Sales and Marketing

Salvatore D'Ambra(4)..................         42     Chief Engineer and Vice            2002
                                                      President


         We are currently in the process of recruiting a new Chief Financial Officer. Christopher J. Carey, the Company's current President and Chief Executive Officer, has agreed to serve in such capacity pending the appointment of a successor and to assist in an orderly transition process.

-----------
(1) Christopher J. Carey has served as the President and Chief Executive Officer of the Company and a Director of the Company since May 2002. Mr. Carey is also the founder, President and Chief Executive Officer of Stronghold, the Company's wholly-owned subsidiary.

(2) Lenard Berger has served as the Chief Technology Officer and Vice President of the Company since May 2002. Mr. Berger is also the Chief Technology Officer and Vice President of Stronghold. Prior to the founding of Stronghold's Predecessor Entity in 2000, Mr. Berger was the President of eBNetworks, a division of Computer Horizons, Inc. From 1990 until 1999, Mr. Berger was the Vice President of RPM Consulting, Inc.

(3) James Cummiskey served as the Vice President of Sales and Marketing of the Company from May 2002 until January 2003. James Cummiskey was terminated by the Board of Directors as of January 27, 2003. Mr. Cummiskey was also the Vice President of Sales and Marketing of Stronghold during that period. Prior to the founding of Stronghold's predecessor entity in 2000, Mr. Cummiskey was the Vice President of Sales and Marketing for Payback Training Systems, Inc. From 1996 until 1998, Mr. Cummiskey was the Vice President of Sales and Marketing for Datatec Industries, Inc.

(4) Salvatore D'Ambra has served as the Vice President and Chief Engineer of the Company since May 2002. Mr. D'Ambra is also the Vice President and Chief Engineer of Stronghold. Prior to the founding of Stronghold's predecessor entity in 2000, Mr. D'Ambra was the President and Chief Executive Officer of Pagecount, Inc. From 1985 until 1996, Mr. D'Ambra was a Professor of Graduate Engineering at Loyola College of Maryland.

         None of the Company's executive officers is related to any other executive officer or to any Director of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

                             EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 2002, 2001 and 2000.

         The following Summary Compensation Table sets forth information concerning compensation during Fiscal 2002, including the interim period from October 31, 2001 through December 31, 2001 (on March 1, 2002, the Board of Directors changed the Company's fiscal year from October 31 to December 31), the year ended October 31, 2001 ("Fiscal 2001"), and the year ended October 31, 2000 ("Fiscal 2000") for services in all capacities awarded to, earned by or paid to:
(i) each person who served as the Company's Chief Executive Officer at any time during Fiscal 2002; (ii) those executive officers of the Company other than the Chief Executive Officer who were serving as executive officers at the end of Fiscal 2002; and (iii) those individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of Fiscal 2002 (collectively, the "Named Executives"). The Company has not paid any salaries or bonuses to any of our officers from our inception through the date hereof. All of the Company's executive officers also serve as officers of and are paid by the Company's operating subsidiary, Stronghold.

         Greg Sargen notified the Company of his intention to resign as the Company's Chief Financial Officer, effective December 2, 2002. Mr. Sargen served as the Company's Chief Financial Officer from November 18, 2002, until December 2, 2002. The Company is currently in the process of recruiting a new Chief Financial Officer. Christopher J. Carey, the Company's current President and Chief Executive Officer, has agreed to serve in such capacity pending the appointment of a successor and to assist in an orderly transition process.

                           SUMMARY COMPENSATION TABLE

--------------------------------------------- ---------- ------------------------------------------- ----------------
                                                                    Annual Compensation
                                                         ------------- ----------- -----------------
                                                                                     Other Annual       All Other
                                                            Salary       Bonus       Compensation     Compensation
        Name and Principal Position             Year         ($)          ($)            ($)               ($)
                    (a)                          (b)         (c)          (d)            (e)               (i)
--------------------------------------------- ---------- ------------- ----------- ----------------- ----------------
FORMER OFFICERS AND DIRECTORS(1)
Pietro Bortolatti......................         2002         $   --      $   --        $    --           $   --
     President, Chief Executive Officer         2001             --          --         20,500(2)            --
     and Chairman of the Board                  2000             --          --          4,000(2)            --
--------------------------------------------- ---------- ------------- ----------- ----------------- ----------------
Tiziana DiRocco........................         2002             --          --             --               --
     Vice President and  Director of            2001             --          --         15,370(2)            --
     European  Operations                       2000             --          --         20,800(2)            --
--------------------------------------------- ---------- ------------- ----------- ----------------- ----------------
David Rector...........................         2002             --          --             --               --
     Director                                   2001             --          --             --           16,224(3)
                                                2000             --          --             --           37,677(3)
--------------------------------------------- ---------- ------------- ----------- ----------------- ----------------
Gregory Sargen.........................         2002         13,985          --             --               --
     Chief Financial Officer                    2001             --          --             --               --
                                                2000             --          --             --               --
--------------------------------------------- ---------- ------------- ----------- ----------------- ----------------
CURRENT OFFICERS
Christopher J. Carey(4)...............          2002        264,000          --             --            9,600
     President, Chief Executive Officer         2001        165,000          --             --            6,600
     and Chairman of the Board                  2000             --          --             --               --
--------------------------------------------- ---------- ------------- ----------- ----------------- ----------------
Lenard Berger(5)......................          2002        160,416      22,558         28,025            7,100
     Vice President and Chief Technology        2001        150,000          --          2,804            7,150
     Officer                                    2000         52,500          --             --            3,300
--------------------------------------------- ---------- ------------- ----------- ----------------- ----------------
Salvatore D'Ambra(6)..................          2002        121,397          --          8,000            6,600
     Vice President - Development               2001        106,782          --          2,818            6,600
                                                2000         48,875          --             --            3,300
--------------------------------------------- ---------- ------------- ----------- ----------------- ----------------
James J. Cummiskey(7).................          2002        195,763          --         20,000            6,830
     Vice President - Sales and Marketing       2001        184,500          --          2,786            6,250
                                                2000         72,436          --             --            2,296
--------------------------------------------- ---------- ------------- ----------- ----------------- ----------------

---------


(1) On May 16, 2002, Stronghold, the wholly-owned subsidiary of the Company, merged with the Predecessor Entity. Pursuant to the Merger, the stockholders of the Predecessor Entity acquired a controlling interest in the Company. As a condition to the Merger, the Company's existing executive officers were required to resign and a new management team resumed operations.

(2) Commissions on sales from Terre di Toscana, Inc., and Terres Toscanas, Inc.

(3) Includes consulting service fees paid to the David Stephen Group, of which David Rector, a former Director of the Company, is a principal.

(4) Christopher J. Carey became the President and Chief Executive Officer of the Company since the Merger. Mr. Carey also remains the President, Chief Executive Officer and the sole Director of Stronghold. Mr. Carey's base salary from May 15, 2002 until December 31, 2002 was $260,000, as set forth in his Employment Agreement that was assumed by the Company. The terms of Mr. Carey's Employment Agreement are more fully set forth below. "All Other Compensation" consists solely of the reimbursement of automobile expenses. All of Mr. Carey's salary for 2002 has been deferred and accrued.

(5) Lenard Berger has been the Vice President and Chief Technology Officer of the Company since the Merger, and holds the same positions at Stronghold. Mr. Berger's base salary for the period of July 2001 through July 2002 was $112,000, as set forth in his Employment Agreement that was assumed by the Company. As of July 2002, Mr. Berger's salary increased to $122,000. The terms of Mr. Berger's Employment Agreement are more fully set forth below. "Other Annual Compensation" consists solely of sales commissions. "All Other Compensation" consists solely of the reimbursement of automobile expenses.

(6) Salvatore D'Ambra has been the Vice President - Development of the Company since the Merger, and holds the same position at Stronghold. Mr. D'Ambra's base salary for the period of August 2001 through August 2002 was $150,000, as set forth in his Employment Agreement that was assumed by the Company. As of August 2002, Mr. D'Ambra's salary increased to $175,000. The terms of Mr. D'Ambra's Employment Agreement are more fully set forth below. "Other Annual Compensation" consists solely of sales commissions. "All Other Compensation" consists solely of the reimbursement of automobile expenses. $4,667 of Mr. D'Ambra's salary for 2002, representing a retroactive pay increase for November and December of 2002, has been deferred and is payable as funds allow.

(7) James J. Cummiskey was the Vice President - Sales and Marketing of the Company since the Merger until January 2003, and held the same position at Stronghold during this period. Mr. Cummiskey's base salary for the period of August 2001 through August 2002 was $192,000, as set out in his Employment Agreement that was assumed by the Company. As of August 2002, Mr. Cummiskey's salary increased to $195,763. The terms of Mr. Cummiskey's Employment Agreement are more fully set forth below. "Other Annual Compensation" consists solely of sales commissions. "All Other Compensation" consists solely of the reimbursement of automobile expenses. James Cummiskey was terminated by the Board of Directors as of January 27, 2003.

OPTIONS GRANTS IN 2002

         The Predecessor Entity granted options to its Named Executives during Fiscal 2000. When the Company acquired the Predecessor Entity on May 16, 2002, the Company assumed the 2000 Stock Option Plan of the Predecessor Entity, and each outstanding option was automatically converted into an option to acquire, on the same terms and conditions as were applicable under the original option, such number of shares of the Company's Common Stock as was equal to the number of existing options multiplied by 2.1875. The exercise price was also adjusted to the exercise price that was equal to the existing exercise price divided by
2.1875. Such replacement shares were issued under the 2002 Stock Incentive Plan.

         The following table sets forth information concerning individual grants of stock options made pursuant to the exchange of options issued pursuant to the 2000 Stock Option Plan for options issued pursuant to the 2002 Stock Incentive Plan during Fiscal 2002 to each of the named executive officers. The Company has never granted any stock appreciation rights. Due to a lack of shares of Common Stock available for issuance under the 2002 Stock Incentive Plan, the Company has not yet granted any of the foregoing options to the Board of Directors. The Company intends to do so as soon as reasonably practicable, provided the stockholders approve the proposal to amend the Company's 2002 Stock Incentive Plan to increase the maximum aggregate number of shares of Common Stock available for issuance thereunder.


                                             OPTION GRANTS IN LAST FISCAL YEAR

                                                     INDIVIDUAL GRANTS

                               NUMBER OF SECURITIES      % OF TOTAL OPTIONS GRANTED     EXERCISE OR BASE       GRANT
             NAME              UNDERLYING OPTIONS             TO EMPLOYEES IN 2002        PRICE ($/SH)         DATE
             ----              -------------------       -------------------------       -------------        ----

   Christopher J. Carey               437,500(1)                       47%                     $1.50           5/5/02
   Lenard Berger                          100                           *                      $1.50          8/20/02
   Salvatore D'Ambra                      100                           *                      $1.50          8/20/02
   James Cummiskey                        100(2)                        *                      $1.50          8/20/02

* less than one percent
------------------

(1) On May 15, 2002, the Predecessor Entity granted options to purchase 200,000 shares of its common stock to Christopher J. Carey. These options were assumed by the Company and converted into options to purchase 437,500 shares of Common Stock under the 2002 Stock Incentive Plan. While Mr. Carey is employed by the Company, the options will vest on the earlier of: (i) the seventh anniversary of May 15, 2002; or (ii) the achievement of the performance goals based on the plan and budget approved by the Board of Directors, as set forth below (amounts reflect the number of shares of Predecessor Entity common stock, except for the column entitled "Cumulative Options Vested As Converted"):

             Total Options Vesting For Fiscal Year For Achieving the
                   Specified Percentage of the Planned EBITDA
                                                                                                  TOTAL
                                                                                            CUMULATIVE OPTIONS
       FISCAL YEAR ENDED           80-100%             100-120%           OVER 120%        VESTED AS CONVERTED
       -----------------           -------             --------           ----------       -------------------
                                                                                              (X 2.1875)
              2002                 27,300                52,500                87,500              87,500
              2003                 50,300               100,100               175,000             175,000
              2004                 50,300               100,100               175,000             175,000

(2) These options have since lapsed due to the termination of the employment of Mr. Cummiskey.

         Options granted to certain of the Predecessor Entity's named executive officers in 2000 vest only if certain fiscal year net sales goals are/were achieved for fiscal years 2002, 2003, and 2004. Certain options which were subject to vesting based on net sales goals for fiscal years 2001 and 2002 failed to vest because the Predecessor Entity did not achieve the established goals. Such unvested options, and any future unvested options, lapse and are not subject to further vesting. The Company did not grant any options in Fiscal 2001 and Fiscal 2002 to its Named Executives, but it intends to grant options to the Named Executives as soon as reasonably practicable in fiscal year 2003, subject to stockholder approval of the proposal to amend the Company's 2002 Stock Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

Christopher J. Carey

         On May 15, 2002, the Company assumed the employment agreement that was in place between Christopher J. Carey and the Predecessor Entity. Under the terms of the agreement, Mr. Carey's employment as Chairman of the Board, President and Chief Executive Officer of the Company will continue until December 31, 2004, unless sooner terminated. Mr. Carey receives a base salary of $260,000 per year. Such base salary was increased effective January 1, 2003, to the annualized rate of $300,000 and will increase, effective January 1, 2004, to the annualized rate of $350,000. Such salary will be reviewed annually and is subject to increase as determined by the Board of Directors of the Company or the Compensation Committee in its sole discretion.

         Mr. Carey's employment agreement provides that for each fiscal year after Fiscal 2002, Mr. Carey will be eligible to receive an annual bonus based upon the Company meeting and exceeding its annual budget, as same has been reviewed and approved by the Board of Directors for earnings before interest, taxes, depreciation and amortization, referred to as EBITDA. This bonus will be earned according to the following: (i) if the Company achieves 90-100% of budgeted EBITDA, Mr. Carey will receive a bonus of 10% of his then current annual base salary; (ii) if the Company achieves 101-110% of budgeted EBITDA, Mr. Carey will receive a total bonus of 20% of his then current annual base; and
(iii) if the Company achieves 111-120% of budgeted EBITDA, Mr. Carey will receive a total bonus of 30% of his then current annual base salary; (iv) if the Company achieves 121-130% of budgeted EBITDA, Mr. Carey will receive a total bonus of 40% of his then current annual base salary; (v) if the Company achieves 131-140% of budgeted EBITDA, Mr. Carey will receive a total bonus of 50% of his then current annual base salary; (vi) if the Company achieves 141-150% of budgeted EBITDA, Mr. Carey will receive a total bonus of 55% of his then current annual base salary; and (vii) if the Company achieves 151% or more of budgeted EBITDA, Mr. Carey will receive a total bonus of 60% of his then current annual base salary. The bonus, if any, shall be paid in one lump sum within sixty (60) days after the close of the fiscal year for which it was earned.

         In accordance with his employment agreement, the Predecessor Entity granted to Mr. Carey stock options under the 2000 Stock Option Plan for the purchase of an aggregate of 200,000 shares of the Predecessor Entity's common stock at an option exercise price equal to $1.50 per share, the fair market value of the underlying common stock on the date of the grant. Such options converted into an option to purchase 437,500 shares of the Company's Common Stock when the Company merged with the Predecessor Entity and the Company's wholly-owned subsidiary, Stronghold, assumed the 2000 Stock Option Plan. These options were then assumed by the Company and converted into 437,500 shares issued under the 2002 Stock Incentive Plan. While Mr. Carey is employed by the Company, the option will become exercisable on the earlier of: (i) the seventh anniversary of May 15, 2002; or (ii) the achievement of the performance goals set forth above in the above Section entitled "Option Grants in 2002".

         Upon a change in control of the Company, the unvested portion of the options shall immediately vest and become exercisable by Mr. Carey.

         If the Company terminates Mr. Carey's employment (i) after the expiration of the term of employment; or (ii) with cause; or if Mr. Carey resigns for no good reason, he will receive all accrued compensation and vested benefits. If the Company terminates his employment without cause, Mr. Carey will receive all unpaid accrued compensation, vested benefits and a severance benefit equal to his base salary until the earlier of the balance of the term of his agreement, the renewal term or twelve (12) months following the date of termination.

         Mr. Carey's agreement contains a confidentiality provision and further provides that Mr. Carey may not work for, or hold 1% or more of the outstanding capital stock of a publicly traded corporation, which is a competing business anywhere in the world for one year after the conclusion of his employment.

Lenard Berger

         On August 1, 2000, the Predecessor Entity entered into an employment agreement with Lenard Berger, which the Company assumed. Under the terms of the agreement, Mr. Berger's employment as Vice President, Chief Technology Officer will continue until July 31, 2005 unless sooner terminated. Mr. Berger received a base salary of $10,500 per month during the first six months of the term of the agreement and $12,500 per month commencing February 1, 2001. During the second year of the term of the agreement, Mr. Berger's base salary will be $150,000, but may increase to $175,000 if the Company's Net Sales, as defined below, achieved in the first year of the term of the agreement equal or exceed $2,000,000. During the third year of the term of the agreement, Mr. Berger's base salary will be $175,000, but may increase to $200,000 if the Company's Net Sales, as defined below, achieved in the second year of the term of the agreement equal or exceed $10,000,000. During the fourth and fifth years of the term of his agreement, Mr. Berger's base salary will be increased annually by a percentage determined by the Consumers Price Index. Beginning his second year of employment, Mr. Berger is eligible for a commission not to exceed $50,000 for any year during the balance of the term of the agreement. The commission is equal to 1% of Net Sales, which is determined by subtracting certain costs from the gross sales of products and services. Mr. Berger is also eligible to receive extra compensation at the discretion of the Company's Board of Directors, a car allowance and any insurance and 401(k) plans provided by the employer.

         Pursuant to his employment agreement, Mr. Berger received options to purchase 100,000 shares of the Predecessor Entity's common stock. Such options converted into options to purchase 218,750 shares of the Company's Common Stock when the Company merged with the Predecessor Entity. These options to purchase 218,750 shares of Common Stock were issued under the 2002 Stock Incentive Plan. The vesting schedule for such grant is set forth above under the section entitled "Option Grants in 2002". Upon a change of control of the Company, 50% of any unvested options shall become vested and exercisable immediately. If the Company registers shares of Common Stock in an initial public offering, Mr. Berger has the right to include any shares of Common Stock that he owns in the registration.

         If the Company terminates Mr. Berger's employment without cause, he will receive payment of his base salary in effect at the time of his termination for a period of one month, if termination occurs during the first six months of the initial term of the agreement and the lesser of (x) base salary payable for the balance of the term of the agreement or (y) two months base salary, if termination occurs during the second six months during the initial term of the agreement. If Mr. Berger resigns for good reason after the first full year of employment, Mr. Berger shall receive as his severance pay the lesser of (x) base salary payable for the balance of the then existing term of the agreement or (y) two months' base salary, plus one week's base salary for each full or part year worked after the first year of employment. In addition, Mr. Berger's employment agreement provided that he would be paid his allocable share of the "Accumulated Adjustments Account" of the Predecessor Entity, which was his share of any amounts taxable to S Corporation stockholders but not fully distributed to such stockholders.

         Mr. Berger's agreement provides that all rights to discoveries, inventions, improvements, and innovations related to the Company's business that originates during the term of Mr. Berger's employment will be the exclusive property of the Company. Mr. Berger's agreement also contains a confidentiality provision and further provides that Mr. Berger may not work for or hold 5% or more of the outstanding capital stock of a publicly traded corporation, which is a competing business anywhere in the world for one year after the conclusion of his employment.

Salvatore D'Ambra

         On July 10, 2000, the Predecessor Entity entered into an employment agreement with Salvatore D'Ambra, which the Company assumed. Under the terms of the agreement, Mr. D'Ambra's employment as Vice President, Development will continue until July 9, 2005 unless sooner terminated. Mr. D'Ambra's base salary is $102,000, $112,000 and $122,000 for his first, second and third years of employment, respectively. Thereafter, Mr. D'Ambra's base salary will be increased annually by a percentage determined by the Consumers Price Index.
Beginning his second year of employment, Mr. D'Ambra is also eligible for a commission not to exceed $8,000 for the second year of the term of the agreement and $28,000 for any year during the balance of the term of the agreement. The commission is equal to 1% of net sales, as defined above. Mr. D'Ambra is also eligible to receive extra compensation at the discretion of the Board of Directors, a car allowance and any insurance and 401(k) plans provided by the employer.

         Mr. D'Ambra received options to purchase 45,000 shares of the Predecessor Entity's common stock. Such option converted into options to purchase 98,438 shares of the Company's Common Stock when Stronghold merged with the Predecessor Entity. These options to purchase 98,438 shares of Common Stock were issued under the 2002 Stock Incentive Plan. The vesting schedule for such grant is set forth above under the section entitled "Option Grants in 2002". Upon a change of control of the Company, 50% of any unvested options shall become vested and exercisable immediately. If the Company registers shares of Common Stock in an initial public offering, Mr. D'Ambra has the right to include any shares of Common Stock that he owns in the registration.

         If the Company terminates Mr. D'Ambra's employment without cause, he will receive payment of his base salary in effect at the time of his termination for a period of one month, if termination occurs during the first six months of the initial term of the agreement and the lesser of (x) base salary payable for the balance of the term of the agreement or (y) two months base salary, if termination occurs during the second six months during the initial term of the agreement. If Mr. D'Ambra resigns for good reason after the first full year, he will receive as severance pay the lesser of (x) base salary payable for the balance of the then existing term of the agreement or (y) two months' base salary, plus one week's base salary for each full or part year worked after the first year of employment. In addition, Mr. D'Ambra shall be paid his allocable share of the Accumulated Adjustments Account, as described above.

         Mr. D'Ambra's agreement provides that all rights to discoveries, inventions, improvements, and innovations related to the Company's business that originates during the term of Mr. D'Ambra's employment will be the exclusive property of the Company. Mr. D'Ambra's agreement also contains a confidentiality provision and further provides that Mr. D'Ambra may not work for or hold 5% or more of the outstanding capital stock of a publicly traded corporation, which is a competing business anywhere in the world for one year after the conclusion of his employment.

James J. Cummiskey

         On August 14, 2000, the Predecessor Entity entered into an employment agreement with James J. Cummiskey, which the Company assumed. Mr. Cummiskey was terminated by the Board of Directors as of January 27, 2003. Under the terms of the agreement, Mr. Cummiskey's employment as Vice President of Sales and Marketing would have continued until August 13, 2004 unless sooner terminated. Mr. Cummiskey's base salary was $180,000 and $192,000 for his first and second years of employment, respectively. Thereafter, Mr. Cummiskey's base salary would have been increased annually by a percentage determined by the Consumers Price Index. Mr. Cummiskey was also eligible for a commission not to exceed $20,000 for the first year of the term of the agreement and $50,000 for any year during the balance of the term of the agreement. The commission was equal to 1% of Net Sales, as defined above. Mr. Cummiskey was also eligible to receive extra compensation at the discretion of the Board of Directors, a car allowance and any insurance and 401(k) plans provided by the employer.

         Mr. Cummiskey also received an option grant to purchase 45,000 shares of the Predecessor Entity's common stock. Such option converted into an option to purchase 98,438 shares of the Company's Common Stock when Stronghold merged with the Predecessor Entity. The vesting schedule for such grant is set forth above under the section entitled "Option Grants in 2002". Upon a change of control of the Company, 50% of any unvested options shall become vested and exercisable immediately. If the Company registered shares of Common Stock in an initial public offering, Mr. Cummiskey had the right to include any shares of Common Stock that he owned in the registration.

         If the Company terminated Mr. Cummiskey's employment without cause, he would have received payment of his base salary in effect at the time of his termination for a period of one month, if termination occurred during the first six months of the initial term of the agreement and the lesser of (x) base salary payable for the balance of the term of the agreement or (y) two months base salary, if termination occurred during the second six months during the initial term of the agreement. If Mr. Cummiskey resigned for good reason after the first full year, he would have received as severance pay the lesser of (x) base salary payable for the balance of the then existing term of the agreement or (y) two months' base salary, plus one week's base salary for each full or part year worked after the first year of employment. In addition, Mr. Cummiskey would have been paid his allocable share of the Accumulated Adjustments Account, described above.

         Mr. Cummiskey's agreement provides that all rights to discoveries, inventions, improvements, and innovations related to the Company's business that originated during the term of his employment would have been the exclusive property of the Company. Mr. Cummiskey's agreement also contains a confidentiality provision and further provides that Mr. Cummiskey may not work for or hold 5% or more of the outstanding capital stock of a publicly traded corporation, which is a competing business anywhere in the world for one year after the conclusion of his employment.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         There are, as of June 12, 2003, approximately 55 holders of record and 78 beneficial holders of the Company's Common Stock and 1 holder of record and 1 beneficial holder of the Company's Series A Preferred and Series B Preferred. The following table sets forth information regarding the beneficial ownership of the Company's Common Stock, including the Series A Preferred and the Series B Preferred as converted into Common Stock, as of June 12, 2003. Stanford is the sole owner of the Company's Series A Preferred and Series B Preferred. The information in this table provides the ownership information for:

o each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock;
o        each of the Company's Directors;
o        each of the Company's executive officers; and
o        the Company's executive officers and Directors as a group.

         Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Common Stock beneficially owned and percentage ownership is based on 18,309,077 shares outstanding on June 12, 2003, and assuming the exercise of any options or warrants or conversion of any convertible securities held by such person, which are presently exercisable or will become exercisable within 60 days after June 12, 2003.

                     SECURITY OWNERSHIP OF BENEFICIAL OWNERS

                                                             NUMBER OF SHARES
      NAME AND ADDRESS OF BENEFICIAL OWNER                  BENEFICIALLY OWNED     PERCENTAGE OUTSTANDING
      5% STOCKHOLDERS
      Christopher J. Carey                                      6,957,500(1)                  38%
         106 Allen Road
         Basking Ridge, NJ 07920
      Stanford Venture Capital Holdings, Inc.                   6,449,944(2)               35.23%
         6075 Poplar Avenue
         Memphis, TN 38119

      OTHER EXECUTIVE OFFICERS AND DIRECTORS
      Lenard Berger                                               437,600 (3)              2.39%
      Salvatore D'Ambra                                           437,600 (3)              2.39%
      Robert J. Corliss                                                 0                    --
      Robert Cox                                                   60,000                    *
      William Lenahan                                                   0                    --
      Luis Delahoz                                                      0                    --
                                                          -------------------      -----------------------
      EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP
      (8 PEOPLE)                                                8,330,200                  80.4%


------------

(1) 3,937,500 of these shares are owned by Christopher J. Carey and his wife, Mary Carey, as Joint Tenants with Right of Survivorship.

(2) The total beneficial ownership of Stanford is 6,449,944 shares which consists of: (i) 2,002,750 shares of Common Stock issuable upon the conversion of 2,002,750 shares of the Company's Series A Preferred; (ii) 2,002,750 shares of Common Stock issuable upon the exercise of warrants; and (iii) 2,444,444 shares of Common Stock issuable upon the conversion of 2,444,444 shares of the Company's Series B Preferred.

(3) Includes an option grant to purchase 100 shares of Common Stock, which was immediately exercisable on the date of grant.

* Indicates less than one percent of the total outstanding Common Stock.

EQUITY COMPENSATION IN FISCAL 2002

         The  following   table  provides   information   about  the  securities
authorized for issuance under the equity compensation plans of the Company as of December 31, 2002.


                      EQUITY COMPENSATION PLAN INFORMATION

----------------------------------- ---------------------------- ---------------------- ---------------------------------

                                        NUMBER OF SECURITIES                             NUMBER OF SECURITIES REMAINING
                                         TO BE ISSUED UPON          WEIGHTED-AVERAGE      AVAILABLE FOR FUTURE ISSUANCE
                                      EXERCISE OF OUTSTANDING      EXERCISE PRICE OF        UNDER EQUITY COMPENSATION
                                            OPTIONS (1)           OUTSTANDING OPTIONS               PLANS(2)
----------------------------------- ---------------------------- ---------------------- ---------------------------------
Equity compensation plans approved by
security holders                              1,364,847                   $0.50                      161,350
----------------------------------- ---------------------------- ---------------------- ---------------------------------

Equity compensation plans not
approved by security holders                     --                        --                           --
----------------------------------- ---------------------------- ---------------------- ---------------------------------

Total                                         1,364,847                   $0.50                      161,350
----------------------------------- ---------------------------- ---------------------- ---------------------------------

---------------------

(1) Issued pursuant to the 2002 Stock Incentive Plan, the 2002 California Stock Incentive Plan, and the 2000 Stock Option Plan.

(2) 134,500 shares are available for future issuance pursuant to the 2002 Stock Incentive Plan and 27,000 shares are available for future issuance pursuant to the 2002 California Stock Incentive Plan. The Company does not intend to issue any additional options under its 2000 Stock Option Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Stronghold became the Company's wholly-owned subsidiary on May 16, 2002 pursuant to a Merger of the Predecessor Entity with and into Stronghold. Pursuant to the Merger, the Predecessor Entity's stockholders surrendered all of the outstanding shares of the Predecessor Entity's common stock in exchange for a total of 7,000,000 shares of the Company's Common Stock. Of these shares, Christopher J. Carey and his wife received a total of 3,937,500 shares held jointly, and Mr. Carey received an additional 1,093,750 shares individually.

         Pursuant to a Securities Purchase Agreement which the Company entered into on May 15, 2002, with Stanford, Stronghold, Pietro Bortolatti and Mr. Carey, the Company agreed to issue to Stanford (i) such number of shares of its Series A Preferred that would in the aggregate equal 20% of the total issued and outstanding shares of its Common Stock, and (ii) such number of warrants for shares of its Common Stock that would equal the number of shares of Series A Preferred issued to Stanford. The total aggregate purchase price for the Series A Preferred and warrants paid by Stanford was $3,000,000. The issuance of the Series A Preferred and warrants took place on each of four separate closing dates (May 16, 2002 and July 3, 11, and 19, 2002), in which the Company issued an aggregate of 2,002,750 shares of its Series A Preferred to Stanford and warrants for 2,002,750 shares of its Common Stock. So long as any shares of Series A Preferred are outstanding and held by Stanford, Stanford has the right to maintain its percentage ownership with respect to any additional securities the Company may issue, with certain exceptions.

         Pursuant to a Stockholders' Agreement which the Company entered into on May 16, 2002 with Stanford, Mr. Carey and Mary Carey, if either Stanford or the Careys should ever want to sell any shares of the Company's Series A Preferred or Common Stock that they own, the other party has a (i) right of first refusal regarding such sale and, if such non-selling party does not want to exercise its right of first refusal, the Company has the residual right to purchase such shares, and (ii) right of co-sale under the same terms and for the same type of consideration. In the case of a material adverse event related to the Company, the Careys agreed to vote their shares as directed by Stanford, including removing and replacing the members of the board with designees nominated by Stanford. Finally, Stanford has the right to nominate one member of the Company's Board of Directors and the Carey's have agreed to vote for such nominee.

         On July 31, 2000, the Predecessor Entity entered into a line of credit loan arrangement with the Company's President, Christopher Carey, who is also president of Stronghold. According to such arrangement, Mr. Carey made available $1,989,500, which the Predecessor Entity could borrow from time to time until August 1, 2001. Any borrowing under the facility could be reborrowed during the term of the agreement and the outstanding amounts accrued interest at the rate of interest per annum equal to the floating Base Rate, computed daily, for the actual number of days elapsed as if each full calendar year consisted of 360 days. Any overdue amounts accrued interest at an annual rate of 2% greater than the base rate, which is 2% above the floating base rate announced from time to time by Citibank, N.A. Under the agreement, the first interest payment was due on August 1, 2001. On such date, the line of credit was extended for one more year, until August 1, 2002. On April 22, 2002, the Predecessor Entity issued 500,000 shares of its common stock (which converted into 1,093,750 shares of the Company's Common Stock when the Company acquired the Predecessor Entity on May 16, 2002) in exchange for cancellation of $1 million of outstanding debt under such line of credit. On May 16, 2002, the total amount outstanding under the line of credit was $2.2 million. On such date, the Company issued 666,667 shares of its Common Stock to Mr. Carey in exchange for cancellation of $1 million of the then outstanding amount. Stronghold will pay Mr. Carey the remaining $1.2 million according to the terms of a non-negotiable promissory note, which was issued on May 16, 2002.

         Under the May 2002 promissory note, the principal amount and accrued interest is due and payable in six equal consecutive quarterly installments commencing on the date which is two business days after the Company has filed its Annual Report on Form 10-KSB for the year ended December 31, 2002. Each subsequent quarterly installment will be paid two days after the Company files each subsequent Form 10-QSB. Interest accrues under the promissory note at an annual rate of 10%. If Stronghold's net income does not meet certain benchmarks, then either the principal balance and accrued interest due for the quarter will be deferred and the repayment will be amortized during the remaining quarters or, depending upon the net income amount achieved, the principal balance and accrued interest due will be automatically converted into shares of the Company's Common Stock, at a conversion price equal to the average closing price of the Company's Common Stock for the twenty (20) trading days immediately preceding the date of conversion. The promissory note is expressly subordinated in right of payment to the prior payment in full of all of Stronghold's senior indebtedness. Subject to the payment in full of all senior indebtedness, Mr. Carey is subrogated to the rights of the holders of such senior indebtedness to receive payments or distribution of assets.

         On September 14, 2002, the Company issued 5,000,000 shares of its Common Stock to its former president, Pietro Bortolatti, in exchange for the transfer from Mr. Bortolatti of all of the outstanding shares of Terre di
Toscana, Inc. to the Company. The assets of Terre di Toscana, Inc. included rights in several customer agreements. The Company valued the 5,000,000 shares issued to Mr. Bortolatti at par value, $0.0001 per share. As part of the Company's Merger with the Predecessor Entity, Mr. Bortolatti has either surrendered or exchanged all of such shares.

         In August 2002, the Company's outside Director, Robert Cox, purchased 60,000 shares of the Company's Common Stock at a purchase price of $1.50 per share for aggregate proceeds to the Company of $90,000. Such purchase was pursuant to a Subscription Agreement between Mr. Cox and the Company in which Mr. Cox made certain investment representations and warranties.

         In accordance with the Stockholders' Agreement dated May 16, 2002, by and among the Company, Stanford, Christopher J. Carey and Mary Carey, Stanford has the right to appoint one (1) Director. Stanford is an affiliate of Stanford Financial Group, which is the majority stockholder of TWS International, Inc. Luis Delahoz, one of the Company's outside Directors, was the President and Chief Executive Officer of TWS International, Inc. from September 2001 to April 2003, and is Stanford's representative on the Company's Board of Directors.

         David Rector is a former Director of the Company and is also a principal of The David Stephens Group. In the past, the Company has engaged The David Stephens Group to perform certain management consulting services for which we paid The David Stephens Group $26,243.70 through January 31, 2001.

         Lenard Berger, the Company's Chief Technology Officer and Vice President, James Cummiskey, the Company's former Vice President of Sales and Marketing, and Salvatore D'Ambra, the Company's Vice President and Chief Engineer, each received 200,000 shares of common stock from the Predecessor
Entity as founders of such entity, at a per share price of $0.005. Such shares converted into 437,400 shares of the Company's Common Stock.

         On September 30, 2002, the Company entered into a loan agreement with CC Trust Fund to borrow an amount up to $355,128. This bridge loan is for a period of twelve months, with all principle due and payable on September 30, 2003. The Company will pay 12.5% interest on the outstanding principle each month. At the end of the loan period, the Fund will be entitled to exercise warrants to purchase 25,000 shares of Common Stock at $1.50 per share. As of December 31, 2002, $305,000 was outstanding under the CC Trust Fund loan agreement. Christopher Carey Jr., Mr. Carey's son, is the beneficiary of the trust, and Mary Carey, Mr. Carey's wife, is the trustee of the trust.

         On September 30, 2002 the Company entered into a loan agreement with AC Trust Fund to borrow an amount up to $375,404. This bridge loan is for a period of twelve months, with all principle due and payable on September 30, 2003. The Company will pay 12.5% interest on the outstanding principle each month. At the end of the loan period, the Fund will be entitled to exercise warrants to purchase 25,000 shares of Common Stock $1.50 per share. As of December 31, 2002, $305,000 was outstanding under the AC Trust Fund loan agreement. Amie Carey, Mr. Carey's daughter, is the beneficiary of the trust, and Mary Carey, Mr. Carey's wife, is the trustee of the trust.

         In October 2002, the Company issued a promissory note to Christopher J. Carey for the amount of $165,000. Such promissory note is due on or before December 31, 2003. Until such time as the principle is paid, interest on the note will accrue at the rate of 12.5%.

         On March 18, 2003, the Company entered into a bridge loan agreement with its President, Christopher J. Carey, for a total of $400,000. The agreement stipulates that the Company will pay an 8% interest rate on a quarterly basis until the loan becomes due and payable on June 30, 2004. The Company also issued to Mr. Carey warrants to purchase 391,754 shares of Common Stock, exercisable for 10 years at a price of $0.97 per share.

         Pursuant to a Securities Purchase Agreement dated as of April 30, 2003, by and between the Company and Stanford, the Company agreed to issue to Stanford and Stanford agreed to purchase 2,444,444 shares of the Company's Series B Preferred. The aggregate purchase price for the Series B Preferred was $2,200,000, payable in tranches as set forth below.

         For so long as any shares of Series B Preferred are outstanding and held by Stanford, if the Company issues additional shares of the Company's Common Stock, or common stock equivalents, Stanford has the right to participate in the issuance such that immediately after the subsequent issuance, Stanford's ownership of the total number of outstanding shares of the Company's Common Stock (assuming the conversion of all common stock equivalents into the Company's Common Stock) equals the same percentage of the total shares of the Company's Common Stock (assuming conversion of all common stock equivalents into the Company's Common Stock) as Stanford held immediately prior to the subsequent issuance.

         In connection with the Securities Purchase Agreement, the Company and Stanford also entered into a Amended and Restated Registration Rights Agreement, dated April 30, 2003, that supercedes, restates and amends that certain Registration Rights Agreement, dated May 16, 2002, in which, among other things, the Company agreed to register the shares of the Company's Common Stock issuable upon conversion of the Series B Preferred with the Securities and Exchange Commission, not later than November 15, 2003.

         The Company and Stanford also entered into a Consulting Agreement dated April 30, 2003, pursuant to which Stanford has agreed to perform certain financial consulting and advisory services, in exchange for which the Company has agreed to pay Stanford a fee of $50,000 per year for two years.

         In  addition,  the  Company  and  Stanford  have:  (i)  waived  Section
2(e)(iii) of the Series A Certificate of Designation, which provides for anti-dilution protection if the Company shall issue securities which are convertible into shares of the Company's Common Stock for an exercise price of less than $1.50; (ii) waived any rights of Stanford to Default Warrants (as defined in the Series A Registration Rights Agreement) due to the Company's failure to register its shares of Common Stock; and (iii) modified the warrants previously issued to Stanford and its assigns to purchase 2,002,750 shares of the Company's Common Stock to reduce the initial exercise price to $0.25 per share and to extend the expiration date to August 1, 2008.

         In connection with the Securities Purchase Agreement, Christopher J. Carey, the Company's President and Chief Executive Officer, agreed to convert $543,000 of the outstanding debt owed to Mr. Carey by the Company into 603,333 shares of Common Stock of the Company at a price of $0.90 per share.

         In addition, the Company and Mr. Carey have agreed to extend the maturity dates of the Promissory Notes, dated March 18, 2003, made by the Company payable to Mr. Carey, for an aggregate amount of $400,000, to June 30, 2004. The Company, Mr. Carey and his wife, Mary Carey (as trustee), have also agreed to extend the maturity dates of loans from the Carey family trusts to the Company in the amount of $730,532, to December 31, 2003.

         The Company believes that the terms of the above transactions are commercially reasonable and no less favorable to the Company than could have been obtained from an unaffiliated third party on an arm's length basis.

                       2002 STOCK INCENTIVE PLAN PROPOSAL

         The 2002 Stock Incentive Plan was adopted by the Board of Directors and approved by the Company's stockholders on July 17, 2002 and July 31, 2002, respectively. The 2002 Stock Incentive Plan replaced the Company's 2000 Stock Option Plan. All options granted pursuant to the Company's 2000 Stock Option Plan continue to be governed by the 2000 Stock Option Plan, but the Company does not intend to grant any additional options under the 2000 Stock Option Plan. Those eligible to receive stock option grants or stock purchase rights under the 2002 Stock Incentive Plan include the Company's employees, Directors and consultants. The 2002 Stock Incentive Plan was adopted to:

o attract and retain the best available personnel for positions of substantial responsibility;

o provide additional incentives to employees, members of the Board of Directors and consultants of the Company and its subsidiary; and

o        promote the success of the Company's business.


         Currently, there are 300,000 shares of Common Stock reserved for issuance upon the exercise of options and/or stock purchase rights previously granted or to be granted under the 2002 Stock Incentive Plan.

         The 2002 Stock Incentive Plan is administered by the Board of Directors, though this authority may be delegated to the Compensation Committee, which is comprised solely of outside Directors. The Board of Directors determines, among other things, the:

o        nature of the options to be granted;

o        persons, or grantees, who are to receive options;

o        number of shares to be subject to each option;

o        exercise price of the options; and

o        vesting schedule of the options.


         The 2002 Stock Incentive Plan provides for the granting of options intended to qualify as incentive stock options, or ISOs, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to the Company's employees. The 2002 Stock Incentive Plan also provides for the granting of non statutory stock options, or NSOs to employees, non-employee Directors, consultants and advisors who perform services for the Company or its subsidiary. Pursuant to Section 422 of the Code, the exercise price of all ISOs granted under the 2002 Stock Incentive Plan may not be less than the fair market value of the shares at the time the option is granted. In addition, pursuant to
Section 422 of the Code, no ISO may be granted to an employee who owns more than 10% of the total combined voting power of all classes of the Company's stock unless the exercise price as to that employee is at least 110% of the fair market value of the stock at the time of the grant. To the extent that options designated as ISOs become exercisable for the first time during any calendar year (under all plans of the Company and its subsidiaries) for Common Stock having a fair market value greater than $100,000 (determined for each share as of the date of grant of the options covering such share), the portion of such options which exceeds such amount shall be treated as NSOs. Options may be exercisable for a period of not more than ten years from the date of grant; provided, however, that pursuant to Section 422 of the Code, the term of an ISO granted to an employee who owns more than 10% of the total combined voting power of all classes of the Company's stock may not exceed five years. The exercise price must be paid in full at the time an option is exercised, and at the Board of Director's discretion, all or part of the exercise price may be paid with previously owned shares or other approved methods of payment. An option is exercisable as determined by the Board of Directors. The 2002 Stock Incentive Plan will terminate on July 31, 2012.

         The 2002 Stock Incentive Plan provides that, subject to adjustment as set forth in the 2002 Stock Incentive Plan, the maximum number of shares of Common Stock with respect to which restricted stock awards may be granted to each participant shall be fifty thousand (50,000) per calendar year. This per-participant limit is construed and applied consistently with Section 162(m) of the Code.

         The Board of Directors shall determine the effect on an option of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a participant and the extent to which, and the period during which, the participant may exercise rights under the options.

         Options are not assignable or otherwise transferable except by will or the laws of descent and distribution and shall be exercisable during the grantee's lifetime only by the grantee.

         The 2002 Stock Incentive Plan requires the execution of a restricted stock purchase agreement in a form determined by the Board of Directors. Once a stock purchase right is exercised, the purchaser will have the rights of a stockholder, subject to the right of the Company to repurchase all or part of such stock at the issue price, or some formula price.

         The 2002 Stock Incentive Plan provides that in the event of a:

o        reorganization;                                     o        recapitalization;
o        stock split;                                        o        stock dividend;
o        combination of or reclassification of shares;       o        or any other change in the corporate structure
                                                                      or our shares,

         the Board of Directors shall make adjustments with respect to the shares that may be issued under the 2002 Stock Incentive Plan or that are covered by outstanding options, or in the option price per share.

         The Board of Directors shall notify the grantee prior to a dissolution or liquidation of the Company. The outstanding options, not previously exercised, will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company or the sale of all or substantially all of its assets (hereinafter referred to as a "merger"), the outstanding options will be assumed or an equivalent option will be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If such successor corporation does not agree to assume the outstanding options or to substitute equivalent options, the Board of Directors will, in lieu of such assumption or substitution, provide for the grantee to have the right to exercise all of his or her outstanding options. If the Board of Directors makes an option fully exercisable in lieu of assumption or substitution, in the event of a merger, the Board of Directors shall notify the grantee that the option will be fully exercisable for a period of ten days prior to the date of such liquidation or dissolution, and the option will terminate upon the expiration of such period. The option will be considered assumed if, following the merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares). If such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of an option for each share of stock subject to the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         The Board of Directors may at any time amend, alter, suspend or discontinue the 2002 Stock Incentive Plan, but no such action will be made which would impair the rights of any grantee under any grant previously made, without such grantee's consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the National Association of Securities Dealers or an established stock exchange), we shall obtain stockholder approval of any 2002 Stock Incentive Plan amendment in such a manner and to such a degree as required. Any such amendment or termination of the 2002 Stock Incentive Plan is not permitted to affect options already granted and such options will remain in full force and effect as if the 2002 Stock Incentive Plan had not been amended or terminated, unless mutually agreed otherwise between each grantee and the Board of Directors, which agreement must be in writing and signed by the grantee and the Company.

                  2002 CALIFORNIA STOCK INCENTIVE PLAN PROPOSAL

         The 2002 California Stock Incentive Plan was adopted by the Board of Directors and approved by the Company's stockholders on August 20, 2002. The California plan is identical to the Company's 2002 Stock Incentive Plan described above, except that options under the 2002 California Stock Incentive Plan may only be granted to employees who are California residents. Up to 100,000 shares of the Company's Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2002 California Stock Incentive Plan. As of June 12, 2003, options to purchase an aggregate of 71,900 shares of Common Stock at a weighted average exercise price per share of $1.00 were outstanding under the 2002 California Stock Incentive Plan. As of June 12, 2003, 8 persons were eligible to receive awards under the 2002 California Stock Incentive Plan.

         Federal Income Tax Consequences

         The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2002 Stock Incentive Plan and the 2002 California Stock Incentive Plan and with respect to the sale of Common Stock acquired under the 2002 Stock Incentive Plan and the 2002 California Stock Incentive Plan. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.

         Incentive Stock Options

         In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

         Generally, the tax consequences of selling ISO Stock will vary depending on the date on which it is sold. If the participant sells ISO Stock more than two years from the date the option was granted (the "Grant Date") and more than one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

         If the participant sells ISO Stock prior to satisfying the above waiting periods (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

         If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

         Non-statutory Stock Options

         As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

         With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

         Restricted Stock Awards

         A participant will not recognize taxable income upon the grant of a restricted stock award unless the participant makes a Section 83(b) Election. If the participant makes a valid Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the award is granted and the purchase price paid for the Common Stock. If a valid Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

         Upon the disposition of the Common Stock acquired pursuant to a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year.

         Other Stock-Based Awards

         The tax consequences associated with any other stock-based award granted under the 2002 Stock Incentive Plan or the 2002 California Stock Incentive Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant's holding period and tax basis for the award or underlying Common Stock.

         Tax Consequences to the Company

         The grant of a restricted stock award under the 2002 Stock Incentive Plan or the 2002 California Stock Incentive Plan generally will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 2002 Stock Incentive Plan or the 2002 California Stock Incentive Plan will have any tax consequences to the Company. The Company or its parent or subsidiary, as the case may be, generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 2002 Stock Incentive Plan and the 2002 California Stock Incentive Plan, including in connection with a restricted stock award or as a result of the exercise of a non-statutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PREVIOUSLY GRANTED OPTIONS UNDER THE 2002 STOCK INCENTIVE PLAN

         As of June 12, 2003, there were outstanding options to purchase 769,998 shares of Common Stock under the Company's 2000 Stock Option Plan. The Company adopted the 2002 Stock Incentive Plan to replace the 2000 Stock Option Plan. All options granted pursuant to the 2000 Stock Option Plan continue to be governed by the 2000 Stock Option Plan, but the Company does not intend to grant any additional options under the 2000 Stock Option Plan.

         Through June 12, 2003, the Company granted options to purchase an aggregate of 160,650(1) shares of Common Stock under the 2002 Stock Incentive Plan at an average exercise price of $1.21 per share. As of June 12, 2003, options to purchase 17,750 shares were vested and no options had been exercised under the 2002 Stock Incentive Plan. The following table sets forth the options granted under the 2002 Stock Incentive Plan to (i) the Named Executives; (ii) all current executive officers as a group; (iii) all current Directors who are not executive officers as a group; (iv) each nominee for election as a Director;
(v) each  associate of any of such  Directors,  executive  officers or nominees;
(vi) each person who has received or is to receive 5% of such options or rights; and (vii) all employees, including all current officers who are not executive officers, as a group:

                                                      OPTIONS GRANTED           WEIGHTED
                                                     THROUGH JUNE 12,            AVERAGE
NAME                                                      2003(2)            EXERCISE PRICE        EXPIRATION DATE
----------------------------------------------   -----------------------  --------------------  -----------------------
Christopher J. Carey                                          0
Lenard Berger(4)                                            100                   $1.50             10 years from
                                                                                                    date of grant
Salvatore D'Ambra(4)                                        100                   $1.50
Robert J. Corliss(4)
Robert Cox(4)
William Lenahan(4)
Luis Delahoz(4)

All current executive officers as a group                                                           10 years from
   (3 persons)(3)............................               200                   $1.50             date of grant
All current Directors who are not executive
   officers as a group (4 persons)...........                 0
All employees, including all current
   officers who are not executive officers,                                                         10 years from
   as a group (31 persons)(3)................           160,450                   $1.21             date of grant

         As of June 12, 2003, the market value of the Common Stock underlying the 2002 Stock Incentive Plan was $0.88 per share.

-----------

(1) Of the 275,050 options granted as of June 12, 2003, 114,400 of such options have been canceled and may be reissued by the Company.

(2) Options are granted under the 2002 Stock Incentive Plan pursuant to various vesting schedules. In general, such options vest over two to five year periods.

(3) All of our current fulltime employees and consultants are eligible to participate in the 2002 Stock Incentive Plan.

(4) The Company has made a commitment to grant the following options, subject to stockholder approval of the Company's proposal to amend the 2002 Stock Incentive Plan to increase the maximum aggregate number of shares of Common Stock available for issuance thereunder:
               Lenard  Berger -  options  to  purchase  60,000  shares of Common
               Stock;
               Salvatore D'Ambra - options to purchase 152,100 shares of Common Stock;
               Robert J. Corliss - options to purchase 40,000 shares of Common Stock;
               Robert Cox - options to purchase 40,000 shares of Common Stock; William Lenahan - options to purchase 40,000 shares of Common Stock; and
               Luis  Delahoz - options  to purchase 40,000 shares of Common
               Stock.

PROPOSED AMENDMENT TO THE 2002 STOCK INCENTIVE PLAN

         Stockholders are being asked to consider and vote upon a proposed amendment to the 2002 Stock Incentive Plan to increase the maximum aggregate number of shares of Common Stock available for issuance under the 2002 Stock Incentive Plan from three hundred thousand (300,000) to one million six hundred thousand (1,600,000) shares and to reserve an additional one million three hundred thousand (1,300,000) shares of the Company's Common Stock for issuance in connection with such increase for restricted stock awards to be granted under the 2002 Stock Incentive Plan.

         The Board of Directors believes that the Amendment provides an important inducement to recruit and retain the best available personnel. The Board of Directors believes that providing employees with an opportunity to invest in the Company rewards them appropriately for their efforts on behalf of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 2002 STOCK INCENTIVE PLAN.

PREVIOUSLY GRANTED OPTIONS UNDER THE 2002 CALIFORNIA STOCK INCENTIVE PLAN

         Through June 12, 2003, the Company granted options to purchase an aggregate of 71,900 shares of Common Stock under the 2002 California Stock Incentive Plan at an average exercise price of $1.31 per share. As of June 12, 2003, options to purchase 15,900 shares were vested and no options had been exercised under the 2002 California Stock Incentive Plan. There were no options granted under the 2002 California Stock Incentive Plan to (i) the Named Executives; (ii) all current executive officers as a group; (iii) all current Directors who are not executive officers as a group; (iv) each nominee for election as a Director; (v) each associate of any of such Directors, executive officers or nominees; and (vi) each person who has received or is to receive 5% of such options or rights. The following table sets forth the options granted under the 2002 California Stock Incentive Plan to all employees, including all current officers who are not executive officers, as a group:

                                                      OPTIONS GRANTED
                                                          THROUGH           WEIGHTED AVERAGE
NAME                                                 JUNE 12, 2003(2)        EXERCISE PRICE        EXPIRATION DATE
-------------------------------------------------  ---------------------  ---------------------   ---------------------
All employees, including all current
   officers who are not executive officers,                                                         10 years from
   as a group (8 persons)(1).................             71,900                  $1.13              date of grant


         As of June 12, 2003, the market value of the Common Stock underlying the 2002 California Stock Incentive Plan was $0.88 per share.

-----------

(1) All 8 of our current employees and consultants who reside in the state of California are eligible to participate in the 2002 California Stock Incentive Plan.

         Each of the following individuals prior to the proposed increase in shares of Common Stock available under the 2002 California Stock Incentive Plan, holds more than five-percent (5%) of the total options issuable under the 2002 California Stock Incentive Plan: Russell Stryker; David Kidder; and John Rodriguez.

PROPOSED AMENDMENT TO THE 2002 CALIFORNIA STOCK INCENTIVE PLAN

         Stockholders are being asked to consider and vote upon a proposed amendment to the 2002 California Stock Incentive Plan to increase the maximum aggregate number of shares of Common Stock available for issuance under the 2002 California Stock Incentive Plan from one hundred thousand (100,000) to two hundred thousand (200,000) shares and to reserve an additional one hundred thousand (100,000) shares of the Company's Common Stock for issuance in connection with such increase for restricted stock awards to be granted under the 2002 California Stock Incentive Plan.

         The Board of Directors believes that the Amendment provides an important inducement to recruit and retain the best available personnel. The Board of Directors believes that providing employees with an opportunity to invest in the Company rewards them appropriately for their efforts on behalf of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 2002 CALIFORNIA STOCK INCENTIVE PLAN.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Company, subject to stockholder approval, has nominated Rothstein, Kass & Company, P.C. as independent auditors of the Company for the fiscal year ending December 31, 2003. Neither the firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as auditors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ROTHSTEIN, KASS & COMPANY, P.C. AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

         One or more representatives of Rothstein, Kass & Company, P.C. is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

         On March 1, 2002, the Board of Directors changed the Company's fiscal year end from October 31, to December 31.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

         On July 10, 2002, the Company determined to change its independent public accountants from Rogoff & Company, P.C. ("Rogoff") to Rothstein, Kass & Company, P.C. Rothstein, Kass & Company, P.C. has served as the independent public accountants of the Company's wholly owned subsidiary, Stronghold, since its inception. The Board of Directors determined that because the Company's business focus was transitioning toward the business of Stronghold (the development and sale of hand-held wireless technology to be used by automobile dealerships), Rothstein, Kass & Company, P.C. would provide a better fit as the Company's independent public accountants. The dismissal of Rogoff and the engagement of Rothstein, Kass & Company, P.C. was approved by unanimous consent of the Company's Board of Directors.

         Rogoff acted as the Company's independent public accountants for the period from the Company's inception (September 2000) through July 10, 2002. During such period, there were no disagreements with Rogoff on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Rogoff, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years. Rogoff's reports on the Company's financial statements since the Company's inception did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Since the Company's inception, there were no reportable events as described in
Item 304(a)(1)(iv)(B) of Regulation S-B.

         The Company requested Rogoff to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated July 15, 2002 is filed as Exhibit 16 to the Company's Form 8-K, filed on July 17, 2002.

         The Company engaged Rothstein, Kass & Company, P.C. as its independent public accountants effective as of July 10, 2002 for the fiscal year ending December 31, 2002. The Company's Board of Directors approved the engagement. Since the Company's inception, neither the Company nor anyone on its behalf consulted with Rothstein, Kass & Company, P.C. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by Rothstein, Kass & Company, P.C. that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is discussed in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or an event that is identified in response to paragraph
(a)(1)(iv)(B) of Regulation S-B.

INDEPENDENT AUDITORS' FEES AND OTHER MATTERS

         The following table presents fees for professional services rendered by Rothstein, Kass & Company, P.C. for the audit of the Company's annual consolidated financial statements for the year ended December 31, 2002, and fees for other services rendered by Rothstein, Kass & Company, P.C. for the year ended December 31, 2002:

                        FEE                        AMOUNT
                        ---                        ------
         Audit Fees
         (excluding audit-related                 $ 9,200
         services)(1) .....................
         Financial Information Systems
         Design and Implementation(2)......          --
         All Other Fees:
         Audit-Related Fees (3)............       $ 16,000
         Other Non-Audit Services(4).......       $ 26,000
                                                  --------
            Total                                 $ 51,200
                                                  ========

(1) Such amount includes professional services rendered in connection with the audit of the Company's consolidated financial statements for the most recent fiscal year and the reviews of the condensed consolidated financial statements included in each of the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2002.

(2) Rothstein, Kass & Company, P.C. did not provide any professional services to the Company or its affiliates for the fiscal year ended December 31, 2002 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of the Company's local area network.

(3) Such amount consists principally of professional services rendered for issuing consents in connection with the Company's filing of registration statements and certain accounting consultation for potential transactions.

(4) Other non-audit related fees consisted principally of tax compliance services.

------------------

                             STOCKHOLDERS' PROPOSALS

         Stockholders who wish to submit proposals for inclusion in the Company's Proxy Statement and form of proxy relating to the 2004 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by February 24, 2004.

         Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to the Secretary of the Company at the aforementioned address not later than May 8, 2004.

         If the Company does not receive notice of a stockholder proposal within this timeframe, the Company's management will use its discretionary authority to vote the shares they represent, as the Company's Board of Directors may recommend. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

         Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Company's Proxy Statement or annual report may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write the Company at the following address or phone number: 106 Allen Road, Basking Ridge, NJ 07920, (908) 903-1195. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact the Company at the above address and phone number.


                                  OTHER MATTERS

         The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

         The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

         In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

         Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and officers of the Company is based upon information received from the individual Directors and officers.

         STRONGHOLD TECHNOLOGIES, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON JUNE 12, 2003 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

         PLEASE  DATE,   SIGN  AND  RETURN  THE  PROXY  CARD  AT  YOUR  EARLIEST
CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.


                                         By Order of the Board of Directors


                                         /s/ Christopher J. Carey
                                         ---------------------------------
                                         Christopher J. Carey
                                         Secretary
Basking Ridge, New Jersey
June 23, 2003

                                  COMMON STOCK
                          STRONGHOLD TECHNOLOGIES, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby constitutes and appoints Christopher J. Carey and Karen Jackson, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Stronghold Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices at 106 Allen Road, Basking Ridge, New Jersey, on July 22, 2003, at 9:00 A.M., local time, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

1. ELECTION OF DIRECTORS.
           Nominees:        Christopher J. Carey, William Lenahan,
                            Robert J. Corliss, Robert Cox,
                            and Luis Delahoz.

(Mark one only)

VOTE FOR all the nominees listed above; except vote withheld from the following nominees (if any).

                          [      ]

------------------------------------------------------------------

VOTE WITHHELD from all nominees.   [       ]



2. APPROVAL OF A PROPOSAL TO AMEND THE COMPANY'S 2002 STOCK INCENTIVE PLAN TO INCREASE THE MAXIMUM AGGREGATE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER FROM 300,000 TO 1,600,000 SHARES AND TO RESERVE AN ADDITIONAL 1,300,000 SHARES OF COMMON STOCK FOR ISSUANCE IN CONNECTION WITH SUCH INCREASE FOR AWARDS TO BE GRANTED UNDER THE 2002 STOCK INCENTIVE PLAN;

FOR    [       ]          AGAINST   [        ]     ABSTAIN   [         ]


3. APPROVAL OF A PROPOSAL TO AMEND THE COMPANY'S 2002 CALIFORNIA STOCK INCENTIVE PLAN TO INCREASE THE MAXIMUM AGGREGATE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER FROM 300,000 TO 1,600,000 SHARES AND TO RESERVE AN ADDITIONAL 1,300,000 SHARES OF COMMON STOCK FOR ISSUANCE IN CONNECTION WITH SUCH INCREASE FOR AWARDS TO BE GRANTED UNDER THE 2002 CALIFORNIA STOCK INCENTIVE PLAN;

FOR    [       ]          AGAINST   [        ]     ABSTAIN   [         ]

4. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF ROTHSTEIN, KASS & COMPANY, P.C. AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

FOR    [       ]          AGAINST   [        ]     ABSTAIN   [         ]




                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

5. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

                                     Dated:__________________________


                                     --------------------------------
                                     Signature of common stockholder


                                     --------------------------------
                                     Signature of stockholder if held jointly

                                    THIS  PROXY  MUST BE SIGNED  EXACTLY  AS THE
                                    NAME APPEARS HEREON. WHEN SHARES ARE HELD BY
                                    JOINT  TENANTS,  BOTH  SHOULD  SIGN.  IF THE
                                    SIGNER IS A  CORPORATION,  PLEASE  SIGN FULL
                                    CORPORATE NAME BY DULY  AUTHORIZED  OFFICER,
                                    GIVING FULL TITLE AS SUCH. IF A PARTNERSHIP,
                                    PLEASE   SIGN   IN   PARTNERSHIP   NAME   BY
                                    AUTHORIZED PERSON.

I WILL [  ]  WILL NOT  [  ]      attend the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                      SERIES A AND SERIES B PREFERRED STOCK
                          STRONGHOLD TECHNOLOGIES, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby constitutes and appoints Christopher J. Carey and Karen Jackson, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Stronghold Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices at 106 Allen Road, Basking Ridge, New Jersey, on July 22, 2003, at 9:00 A.M., local time, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

1. ELECTION OF DIRECTORS.
             Nominees:        Christopher J. Carey, William Lenahan,
                              Robert J. Corliss, Robert Cox,
                              and Luis Delahoz.

(Mark one only)

VOTE FOR all the nominees listed above;  except vote withheld from the following
nominees (if any).         [         ]



------------------------------------------------------------------

VOTE WITHHELD from all nominees.  [          ]



2. APPROVAL OF A PROPOSAL TO AMEND THE COMPANY'S 2002 STOCK INCENTIVE PLAN TO INCREASE THE MAXIMUM AGGREGATE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER FROM 300,000 TO 1,600,000 SHARES AND TO RESERVE AN ADDITIONAL 1,300,000 SHARES OF COMMON STOCK FOR ISSUANCE IN CONNECTION WITH SUCH INCREASE FOR AWARDS TO BE GRANTED UNDER THE 2002 STOCK INCENTIVE PLAN;

FOR    [       ]          AGAINST   [        ]     ABSTAIN   [         ]


3. APPROVAL OF A PROPOSAL TO AMEND THE COMPANY'S 2002 CALIFORNIA STOCK INCENTIVE PLAN TO INCREASE THE MAXIMUM AGGREGATE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER FROM 300,000 TO 1,600,000 SHARES AND TO RESERVE AN ADDITIONAL 1,300,000 SHARES OF COMMON STOCK FOR ISSUANCE IN CONNECTION WITH SUCH INCREASE FOR AWARDS TO BE GRANTED UNDER THE 2002 CALIFORNIA STOCK INCENTIVE PLAN;

FOR    [       ]          AGAINST   [        ]     ABSTAIN   [         ]



4. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF ROTHSTEIN, KASS & COMPANY, P.C. AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

FOR    [       ]          AGAINST   [        ]     ABSTAIN   [         ]


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

5. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

                                    Dated:__________________________


                                    --------------------------------
                                    Signature of preferred stockholder


                                    --------------------------------
                                    Signature of stockholder if held jointly

                                    THIS  PROXY  MUST BE SIGNED  EXACTLY  AS THE
                                    NAME APPEARS HEREON. WHEN SHARES ARE HELD BY
                                    JOINT  TENANTS,  BOTH  SHOULD  SIGN.  IF THE
                                    SIGNER IS A  CORPORATION,  PLEASE  SIGN FULL
                                    CORPORATE NAME BY DULY  AUTHORIZED  OFFICER,
                                    GIVING FULL TITLE AS SUCH. IF A PARTNERSHIP,
                                    PLEASE   SIGN   IN   PARTNERSHIP   NAME   BY
                                    AUTHORIZED PERSON.

I WILL [  ]        WILL NOT  [  ]       attend the Meeting.

              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                   APPENDIX A


                             AUDIT COMMITTEE CHARTER


I.       Membership

         A. Number. The Audit Committee shall consist of at least three independent, financially literate members of the board of directors meeting the requirements set forth in Sections I.B and I.C. below.

         B. INDEPENDENCE. Each member of the Audit Committee shall be "independent" as determined in accordance with the applicable rules of The Nasdaq Stock Market. Notwithstanding the foregoing, under exceptional and limited circumstances, one director who has a relationship making him or her not independent, and who is not a Company employee or an immediate family member of a Company employee, may serve on the Audit Committee if the board of directors determines that the director's membership on the Audit Committee is required by the best interests of the Company and its shareholders, and discloses in the next annual proxy statement after such determination the nature of the relationship and the reasons for the determination.

         C. FINANCIAL LITERACY. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background which result in the member having financial sophistication (such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

         D. CHAIRMAN. Unless a Chairman is elected by the board of directors, the Audit Committee shall elect a Chairman by majority vote.

II.      Responsibilities of the Audit Committee

         The Audit Committee shall assist the board of directors in fulfilling their responsibilities to shareholders concerning the Company's accounting and reporting practices, and shall facilitate open communication between the Audit Committee, board of directors, outside auditors, and management. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the outside auditor, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any duty or obligation of the Audit Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company's financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its business judgment, the Audit Committee shall rely on the information and advice provided by the Company's management and/or its outside auditor.

         A. The Audit Committee shall review and reassess the adequacy of this charter at least annually.

         B. The outside auditor shall be accountable to the Audit Committee and the board of directors, which together shall have the ultimate authority and responsibility to nominate the outside auditor to be proposed for shareholder approval in any proxy statement, and to select, evaluate, and (where appropriate) replace the outside auditor.

         C. The Audit Committee shall ensure that they receive from the outside auditor the written disclosures and letter from the outside auditor required by Independence Standards Board Standard No. 1.

         D. The Audit Committee shall discuss with the outside auditor its independence, and shall actively engage in a dialogue with the outside auditor regarding any disclosed relationships or non-audit services that might impact the objectivity and independence of the auditor. The Audit Committee shall take, or recommend that the full board of directors take, appropriate action to oversee the independence of the outside auditor.

         E.       The  Audit   Committee  shall  review  and  discuss  with  the
                  Company's   management  and  outside  auditors  the  Company's
                  audited financial statements.

         F. The Audit Committee shall discuss with the outside auditor the matters about which Statement on Auditing Standards No. 61 requires discussion.

         G. Based upon its discharge of its responsibilities set forth in Sections II.C through II.F and any other information, discussion or communication that the Audit Committee in its business judgment deems relevant, the Audit Committee shall consider whether they will recommend to the board of directors that the Company's audited financial statements be included in the Company's annual reports on Forms 10-KSB.

         H. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in
                  Item 306 of Regulation S-B.

         I. The Audit Committee shall at least annually inform the outside auditor, the Chief Financial Officer, the Controller, and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Audit Committee or its Chairman about any significant issue or disagreement concerning the Company's accounting practices or financial statements that is not resolved to their satisfaction. Where such communications are made to the Chairman, he or she shall confer with the outside auditor concerning any such communications, and shall notify the other members of the Audit Committee of any communications which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to its next scheduled meeting.

         J. The Audit Committee shall review interim financial information with the Company's management and the outside auditor. The Audit Committee shall direct the outside auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information, and to discuss promptly with the Chairman of the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61. The Chairman of the Audit Committee shall discuss any such matters with the outside auditor, and shall notify the other members of the Audit Committee of any discussions which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to disclosure or filing of the interim financial information, or the Audit Committee's next scheduled meeting. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose or file interim financial information prior to completion of review by the outside auditor.

         K. In connection with its review of the Company's audited financial statements, the Audit Committee shall inquire of the Company's management and the outside auditors as to whether there were any significant financial reporting issues and judgments made in connection with the preparation of such financial statements, as well as the potential impact on the Company's financial statements of any proposed changes in accounting and financial reporting rules.

         L. The Audit Committee shall meet privately at least quarterly with: (i) the outside auditor; (ii) the Chief Financial Officer; (iii) the Controller; and (iv) the most senior person (if any) responsible for the internal audit activities of the Company.

         M. The Audit Committee shall have the authority to retain such outside counsel, experts and other advisors as it determines appropriate to assist in the full performance of its functions and to conduct or authorize investigations into any matters within the scope of its responsibilities.

                                   APPENDIX B


                          STRONGHOLD TECHNOLOGIES, INC.

                      2002 STOCK INCENTIVE PLAN, AS AMENDED



1.       PURPOSE

         The purpose of this 2002 Stock Incentive Plan (the "Plan") of Stronghold Technologies, Inc., a Nevada corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

2.       ELIGIBILITY

         All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options or restricted stock awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.       ADMINISTRATION AND DELEGATION

         (a) ADMINISTRATION BY BOARD OF DIRECTORS. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

         (b) APPOINTMENT OF COMMITTEES. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officers referred to in Section 3(c) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive offiers.

         (c) DELEGATION TO EXECUTIVE OFFICERS. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such executive officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the executive officers may grant; provided further, however, that no executive officer shall be authorized to grant Awards to any "executive officer" of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or to any "officer" of the Company (as defined by Rule 16a-1 under the Exchange Act).

4.       STOCK AVAILABLE FOR AWARDS

         (a) NUMBER OF SHARES. Subject to adjustment under Section 7, Awards may be made under the Plan for up to one million six hundred thousand (1,600,000) shares of common stock, $0.0001 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) PER-PARTICIPANT LIMIT. Subject to adjustment under Section 7, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be two hundred sixty thousand (260,000) per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code ("Section 162(m)").

5.       STOCK OPTIONS

         (a) GENERAL. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

         (b) INCENTIVE STOCK OPTIONS. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

         (c) EXERCISE PRICE. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

         (d) DURATION OF OPTIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement, provided, however, that no option will be granted for a term in excess of 10 years.

         (e) EXERCISE OF OPTION. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

         (f) PAYMENT UPON EXERCISE. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

            (1) in cash or by check, payable to the order of the Company;

            (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

            (3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided
(i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery;

            (4) to the extent  permitted by the Board, in its sole discretion by
(i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

            (5) by any combination of the above permitted forms of payment.

         (g) SUBSTITUTE OPTIONS. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6.       RESTRICTED STOCK.

         (a) GRANTS. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

         (b) TERMS AND CONDITIONS. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

         (c) STOCK CERTIFICATES. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.       ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

         (a) CHANGES IN CAPITALIZATION. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding
Option, and (iv) the repurchase price per share subject to each outstanding Restricted Stock Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 7(a) applies and Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this Section 7(a) shall not be applicable.

         (b) LIQUIDATION OR DISSOLUTION. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award granted under the Plan at the time of the grant.

         (c) REORGANIZATION EVENTS.

            (1) DEFINITION. A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

            (2) CONSEQUENCES OF A REORGANIZATION EVENT ON OPTIONS. Upon the occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

         Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options. To the extent all or any portion of an Option becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price. Such repurchase right (1) shall lapse at the same rate as the Option would have become exercisable under its terms and (2) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to the first sentence of this paragraph.

         (3) CONSEQUENCES OF A REORGANIZATION EVENT ON RESTRICTED STOCK AWARDS. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

8.       GENERAL PROVISIONS APPLICABLE TO AWARDS

         (a) TRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

         (b) DOCUMENTATION. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

         (c) BOARD DISCRETION. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

         (d) TERMINATION OF STATUS. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

         (e) WITHHOLDING. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

         (f) AMENDMENT OF AWARD. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         (g) CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         (h) ACCELERATION. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.       MISCELLANEOUS

         (a) NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

         (b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

         (c) EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under
Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

         (d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders if required by
Section 162(m) (including the vote required under Section 162(m)).

         (e) GOVERNING LAW. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                                   APPENDIX C

                          STRONGHOLD TECHNOLOGIES, INC.

                2002 CALIFORNIA STOCK INCENTIVE PLAN, AS AMENDED



1.       PURPOSE

         The purpose of this 2002 California Stock Incentive Plan (the "Plan") of Stronghold Technologies, Inc., a Nevada corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who reside in California and who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

2.       ELIGIBILITY

         (a) All of the Company's employees, officers, directors, consultants and advisors who reside in California are eligible to be granted options or restricted stock awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

         (b) Notwithstanding subsection (a) above, the number of Participants under the Plan that are not "accredited investors" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended) shall in no event exceed 35.


3.       ADMINISTRATION AND DELEGATION

         (a) ADMINISTRATION BY BOARD OF DIRECTORS. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

         (b) APPOINTMENT OF COMMITTEES. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officers referred to in Section 3(c) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officers.

         (c) DELEGATION TO EXECUTIVE OFFICERS. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards to employees or officers of the Company who reside in California or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such executive officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the executive officers may grant; provided further, however, that no executive officer shall be authorized to grant Awards to any "executive officer" of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or to any "officer" of the Company (as defined by Rule 16a-1 under the Exchange
Act).

4.       STOCK AVAILABLE FOR AWARDS

         (a) NUMBER OF SHARES. Subject to adjustment under Section 7, Awards may be made under the Plan for up to two hundred thousand (200,000) shares of common stock, $0.0001 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) PER-PARTICIPANT LIMIT. Subject to adjustment under Section 7, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be one hundred thousand (100,000) per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code ("Section 162(m)").

5.       STOCK OPTIONS

         (a) GENERAL. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

         (b) INCENTIVE STOCK OPTIONS. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company who reside in California and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

         (c) EXERCISE PRICE. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

         (d) DURATION OF OPTIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement, provided, however, that no option will be granted for a term in excess of 10 years.

         (e) EXERCISE OF OPTION. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

         (f) PAYMENT UPON EXERCISE. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

            (1) in cash or by check, payable to the order of the Company;

            (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

            (3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided
(i) such method of payment is then permitted under applicable law and (ii) such

Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery;

            (4) to the extent permitted by the Board, in its sole discretion by
(i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

            (5) by any combination of the above permitted forms of payment.

         (g) SUBSTITUTE OPTIONS. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6.       RESTRICTED STOCK.

         (a) GRANTS. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

         (b) TERMS AND CONDITIONS. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

         (c) STOCK CERTIFICATES. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.       ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

         (a) CHANGES IN CAPITALIZATION. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,

(ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, and (iv) the repurchase price per share subject to each outstanding Restricted Stock Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 7(a) applies and Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this Section 7(a) shall not be applicable.

         (b) LIQUIDATION OR DISSOLUTION. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award granted under the Plan at the time of the grant.

         (c) REORGANIZATION EVENTS.

            (1) DEFINITION. A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

            (2) CONSEQUENCES OF A REORGANIZATION EVENT ON OPTIONS. Upon the occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

         Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the


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Participants,  provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of
such  Reorganization  Event;   provided,   however,  that  in  the  event  of  a
Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options. To the extent all or any portion of an Option becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price. Such repurchase right (1) shall lapse at the same rate as the Option would have become exercisable under its terms and (2) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to the first sentence of this paragraph.

            (3) CONSEQUENCES OF A REORGANIZATION EVENT ON RESTRICTED STOCK AWARDS. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

8.       GENERAL PROVISIONS APPLICABLE TO AWARDS

         (a) TRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

         (b) DOCUMENTATION. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

         (c) BOARD DISCRETION. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

         (d) TERMINATION OF STATUS. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to


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

which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

         (e) WITHHOLDING. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

         (f) AMENDMENT OF AWARD. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         (g) CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         (h) ACCELERATION. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.       MISCELLANEOUS

         (a) NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

         (b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

         (c) EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under
Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

         (d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders if required by
Section 162(m) (including the vote required under Section 162(m)).

         (e) GOVERNING LAW. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.



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